UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number 811-21340

DWS RREEF Real Estate Fund II, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 454-7190

Date of fiscal year end: 12/31

Date of reporting period:03/31/08

ITEM 1. SCHEDULE OF INVESTMENTS

Investment Portfolio	as of March 31, 2008 (Unaudited)

DWS RREEF Real Estate Fund II, Inc.

	Shares	Value ($)

Common Stocks 143.7%
Real Estate Investment Trusts (“REITs”) 143.7%
Apartments 19.2%
Apartment Investment & Management Co. "A" (a)	1,372,430	49,146,718
Home Properties, Inc. (a)	321,700	15,438,383
Post Properties, Inc. (a)	314,300	12,138,266
UDR, Inc.	873,200	21,410,864

		98,134,231
Diversified 7.2%
Annaly Capital Management, Inc.	1,221,300	18,710,316
Capstead Mortgage Corp. (a)	593,600	6,767,040
Colonial Properties Trust (a)	264,150	6,352,807
Hatteras Financial Corp. 144A*	259,950	5,199,000

		37,029,163

Health Care 17.5%
Cogdell Spencer, Inc.	1,158,600	18,213,192
LTC Properties, Inc.	248,300	6,383,793
Medical Properties Trust, Inc. (a)	345,060	3,906,079
Nationwide Health Properties, Inc. (a)	357,800	12,075,750
OMEGA Healthcare Investors, Inc.	938,300	16,288,888
Senior Housing Properties Trust (a)	1,386,900	32,869,530

		89,737,232
Hotels 16.6%
Canyon Ranch Holdings LLC (Units) (b)	864,000	22,962,022
DiamondRock Hospitality Co.	1,037,050	13,139,424
FelCor Lodging Trust, Inc. (a)	2,421,077	29,125,556
Hospitality Properties Trust (a)	581,250	19,774,125

		85,001,127
Industrial 11.1%
DCT Industrial Trust, Inc.	1,831,550	18,242,238
Liberty Property Trust (a)	1,234,500	38,405,295

		56,647,533
Office 23.5%
BioMed Realty Trust, Inc. (a)	407,200	9,728,008
Duke Realty Corp. (a)	1,308,950	29,857,149
Highwoods Properties, Inc.	557,850	17,332,400
HRPT Properties Trust	4,221,700	28,412,041
Mack-Cali Realty Corp. (a)	839,382	29,974,331
Parkway Properties, Inc. (a)	141,650	5,235,384

		120,539,313
Regional Malls 23.6%
CBL & Associates Properties, Inc. (a)	1,791,218	42,147,360
General Growth Properties, Inc.	465,700	17,775,769
Pennsylvania Real Estate Investment Trust	1,205,206	29,394,974
Simon Property Group, Inc.	340,700	31,654,437

		120,972,540
Shopping Centers 14.4%
Developers Diversified Realty Corp.	225,800	9,456,504
Inland Real Estate Corp. (a)	938,200	14,270,022
National Retail Properties, Inc. (a)	395,750	8,726,287
Ramco-Gershenson Properties Trust	379,000	8,000,690
Realty Income Corp. (a)	1,289,200	33,029,304

		73,482,807
Specialty Services 3.0%
Entertainment Properties Trust	265,400	13,092,182
One Liberty Properties, Inc.	150,000	2,413,500

		15,505,682
Storage 7.6%
Extra Space Storage, Inc.	2,416,203	39,118,327

Total Common Stocks (Cost $746,506,757)		736,167,955
Preferred Stocks 24.2%
Real Estate Investment Trusts 24.2%
Apartments 2.6%
Apartment Investment & Management Co., 8.0%, Series T	136,200	3,103,998
Associated Estates Realty Corp., 8.7%, Series II	429,000	10,360,350

		13,464,348

Diversified Financial Services 0.3%
Northstar Realty Finance Corp., 8.25%, Series B (a)	131,600	1,743,700
Health Care 1.4%
LTC Properties, Inc., 8.0%, Series F	300,000	7,254,000
Hotels 8.9%
Eagle Hospitality Properties Trust, Inc. 8.25%, Series A	348,200	5,417,036
Equity Inns, Inc., 8.0%, Series C	379,800	6,478,069
FelCor Lodging Trust, Inc., 8.0%, Series C	75,000	1,473,750
Host Hotels & Resorts, Inc., 8.875%, Series E (a)	204,400	5,140,660
LaSalle Hotel Properties, 8.375%, Series B	270,000	6,420,600
Strategic Hotels & Resorts, Inc., 8.25%, Series A	332,500	6,317,500
Strategic Hotels & Resorts, Inc., 8.25%, Series B	115,400	2,220,296
Sunstone Hotel Investors, Inc., 8.0%, Series A	633,500	11,878,125

		45,346,036
Manufactured Homes 0.2%
American Land Lease, Inc., 7.75%, Series A	51,000	1,037,340
Office 5.0%
Digital Realty Trust, Inc., 8.5%, Series A	356,700	8,215,265
SL Green Realty Corp., 7.625%, Series C	775,000	17,569,250

		25,784,515
Regional Malls 1.5%
Taubman Centers, Inc., 8.0%, Series G	329,253	7,648,547
Shopping Centers 4.3%
Cedar Shopping Centers, Inc., 8.875%, Series A	300,000	6,936,000
Kimco Realty Corp., 7.75%, Series G	425,700	10,174,230
Saul Centers, Inc., 9.0%, Series B*	186,250	4,656,250

		21,766,480

Total Preferred Stocks (Cost $143,947,590)		124,044,966
Securities Lending Collateral 46.6%
Daily Assets Fund Institutional, 3.25% (c) (d) (Cost $238,691,475)	238,691,475	238,691,475
Cash Equivalents 0.4%
Cash Management QP Trust, 2.84% (c) (Cost $1,742,433)	1,742,433	1,742,433
	% of| Net Assets	Value ($)

Total Investment Portfolio (Cost $1,130,888,255) †	214.9	1,100,646,829
Other Assets and Liabilities, Net	(46.6)	(238,474,661)
Preferred Stock, at Liquidation Value	(68.3)	(350,000,000)

Net Assets applicable to Common Shareholders	100.0	512,172,168

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*		Non-income producing security.
†

The cost for federal income tax purposes was $1,130,896,784. At March 31, 2008, net unrealized depreciation for all securities based on tax cost was $30,249,955. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,298,414 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $89,548,369.

(a)		All or a portion of these securities were on loan. The value of all securities loaned at March 31, 2008 amounted to $228,873,089 which is 44.7% of net assets.

(b)

Affiliated issuer. An Affiliate issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund’s transactions during the three months ended March 31, 2008 with companies which are or were affiliates is as follows:

		Value ($) at	Purchase	Sales	Realized	Dividend	Shares at	Value ($) at
	Affiliate	12/31/2007	Cost ($)	Cost (s)	Gain/Loss ($)	Income ($)	3/31/2008	3/31/2008
	Canyon Ranch Holdings LLC	21,881,929	-	-	-	459,000	864,000	22,962,022

(c)				Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)				Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At March 31, 2008, open interest rate swaps were as follows:
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)

11/26/2003 11/26/2008	87,500,000[1]	Fixed — 3.589%	USD—Floating LIBOR BBA	(672,385)
11/26/2003 11/26/2010	87,500,000[2]	Fixed — 4.064%	USD—Floating LIBOR BBA	(3,271,756)
11/26/2008 11/26/2013	87,500,000[3]	Fixed — 3.91%	USD—Floating LIBOR BBA	(1,224,090)
7/29/2008 11/29/2018	87,500,000[3]	Fixed — 4.275%	USD—Floating LIBOR BBA	(961,756)
7/29/2008 11/29/2015	87,500,000[3]	Fixed — 3.946%	USD—Floating LIBOR BBA	(827,934)

Total unrealized depreciation				(6,957,921)

Counterparties:
1	Bank of America NA
2	State Street Bank and Trust
3	UBS Securities LLC
BBA: British Bankers’ Association
LIBOR: Represents the London InterBank Offered Rate
REIT: Real Estate Investment Trust

The following is a summary of the inputs used as of March 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities at Value	Net Unrealized Depreciation on Other Financial Instruments*
Level 1 - Quoted Prices	$ 1,066,007,738	$ -
Level 2 - Other Significant	-	(6,957,921)
Observable Inputs
Level 3 - Significant	34,639,091	-
Unobservable Inputs
Total	$ 1,100,646,829	$ (6,957,921)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of the Fund’s assets in which significant unobservable inputs (Level 3) were used in determining fair value at March 31, 2008:

Investments in Securities at Market Value
Balance as of January 1, 2008	$ 38,575,756
Total realized gains or losses	-
Change in unrealized appreciation (depreciation)	4,768,335
Net purchases (sales)	(8,705,000)
Net transfers in (out) of Level 3	-
Balance as of March 31, 2008	$ 34,639,091

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund’s assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels as follows:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

ITEM 2.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 14, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 14, 2008